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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                            Securities Act of 1934



Date of Report (Date of earliest event reported):  June 16, 1998

                             BOSTON CHICKEN, INC.
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            (Exact name of registrant as specified in this charter)

 Delaware                            0-22802                     36-3904053
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation)


     14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
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                   (Address of principal executive offices)


                                (303) 278-9500
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.   Other Events.

     On June 16, 1998, Boston Chicken, Inc. (the "Company"), in connection with its previously announced proposal to acquire BC Equity Funding, L.L.C. ("BCEF") and Market Partners, L.L.C. ("Market Partners"), funds that hold equity interests in 11 of the Company's 13 area developers, circulated Supplement No. 1 to the Company's Joint Information Statement/Offering Memorandum, which supplement includes certain unaudited pro forma consolidated financial information of the Company for the Company's first quarter, giving effect to the acquisition of BCEF and Market Partners and certain area developers of the Company. Such information is filed as an exhibit to this Report.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results or achievements expressed or implied thereby to be materially different from any future results or achievements. All forward-looking statements relating to the proposed Merger and the related transactions discussed herein are subject to, among other things, approval of the holders owning at least two-thirds of the interests of each of BCEF and Market Partners. There can be no assurance that the acquisition of BCEF and Market Partners will be achieved.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

     See Exhibit Index appearing elsewhere herein, which is incorporated herein by such reference.



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 16, 1998

                                        BOSTON CHICKEN, INC.


                                        By: /s/ Michael R. Daigle
                                            ---------------------
                                            By: Michael R. Daigle
                                            Title:  Senior Vice President

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                             BOSTON CHICKEN, INC.

                                 EXHIBIT INDEX

Exhibit Number          Description


     99.1 Unaudited Pro Forma Consolidated Financial Information of Boston Chicken, Inc. Giving Effect to the Acquisition of Market Partners, L.L.C., BC Equity Funding, L.L.C. and Certain Area Developers of Boston Chicken, Inc.

                                     Ex-1